NASDAQ: BLIN

BRIDGELINE


SALE

Investor Presentation

May 28, 2024

Safe Harbor Statement

The information in this presentation may contain forward-looking statements. These "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words.

These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, business operations and the business of our customers, suppliers and partners; our ability to retain and upgrade current customers, increasing our recurring revenue; our ability to attract new customers; our revenue growth rate; our history of net loss and our ability to achieve or maintain profitability; instability in the financial markets, including the banking sector; our liability for any unauthorized access to our data or our users' content, including through privacy and data security breaches; any decline in demand for our platform or products; changes in the interoperability of our platform across devices, operating systems, and third-party applications that we do not control; competition in our markets; our ability to respond to rapid technological changes, extend our platform, develop new features or products, or gain market acceptance for such new features or products; our ability to manage our growth or plan for future growth, and our acquisition of other businesses and the potential of such acquisitions to require significant management attention, disrupt our business, or dilute stockholder value; the volatility of the market price of our common stock; the ability to maintain our listing on the NASDAQ Capital Market; or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Bridgeline Digital, Inc. assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by applicable law.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as well as any updates to those risk factors that may be filed with the SEC from time to time in our periodic and current reports on Form 8-K and 10-Q. All statements contained in this presentation are made only as of the date of the presentation, and the Company undertakes no duty to update this information unless required by law.

This presentation includes statistical and other industry and market data that the Company obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While the Company believes that these industry publications and third-party research, surveys and studies are reliable, the Company has not independently verified such data and the Company does not make any representation as to the accuracy of the information.

Highlights

Sites

Optimizely

GERRIE, BLACKHAWK, Schaedler yesco

BigCommerce

FILTERSFAST.COM, DESIGNERIE, Sika-Design, SAILRITE

Other Platforms

UPS, Rainbow, KCDA, Higher Learning Commission, AARON equipment company, SAVIYNT, MIDFIRST BANK, MAX, Tyndale, Physicians Mutual, Natchez, College of Lake County, ALTAIR, DABOS, dealers electrical supply, DQ

23 launches in 24 weeks

Sales

43	New Licenses
$1.3M	ARR
$4.2M	TCV
325K	Overage

Express, CED, Natchez, IEWC, MAX, Trusted Choice, NGD, AIC MILLWORKS, Oriental Trading, Black Diamond, Crescent Electric, Star City Games

Artificial Intelligence


Keyword
Machine Learning
Generative AI
Smart Search
Concept
Visual
Vector Database
LLM

New Customers & Upsells

1H FY24

43 sales, $1.3M ARR / $4.2M TCV

93% net revenue retention

60% revenue from HawkSearch

Analysts

Top B2B


Gartner

Partners

Top App Store Placement

Optimizely

BIGCOMMERCE

Lead Gen

66% More Demo Requests!



The MarTech Market

Marketing Technology

Exponential Growth


MartechMap
2022 Marketing Technology Landscape
May 2022
>14,000
visit martechmap.com to search, sort & filter


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
150
350
947
1,876
3,874
5,381
6,829
7,040
8,000
9,932
11,038
14,106
41.8% CAGR
27.8% growth
9,304% growth over 13 years

- Lots of great ideas, but too many players
- Opportunity for consolidation
  - SaaS model requires capital
  - Too many for VCs to fund them all

- Strong CAGR pre/during/post COVID
- Software to market and sell online

Platforms, Apps, and Marketplaces


SEO App
Chat App
Platform
Recs App
Search App

Platforms – eCommerce Foundation

- shopify
- salesforce
- BIGCOMMERCE
- Optimizely

Apps – Add Features to Platforms


App
Marketplace

Competition

hawksearch By Bridgeline

- Revenue focused value proposition
- 2023-2024 breakout success with HawkSearch
- Efficient organic and inorganic growth models
- New level of AI within MarTech
  - Smart Search
  - Concept Search
  - Image Search

Bridgeline Digital, Inc.
HawkSearch
8.0/10

Competitors

yext elastic sinequa algolia

- Smaller one-off apps
- Lower customer star reviews
  - Less interaction due to 100% subscription
- Inefficient models and lower quality

Yext, Inc.
Yext
7.3/10

Algolia Inc
Algolia
7.3/10

Sinequa
Sinequa
7.4/10

Elastic
Elastic Observability
7.4/10

Source: softwarereviews.com

1H FY24 Launches – 1 Site per Week

Schaedler yesco
FILTERSFAST.COM Filter. Purify. Protect.
DQ
Rainbow Resource Center
KCDA
MAX Warehouse
GERRIE
SAVIYNT
MidFirst Bank
Natchez Shooting & Outdoors
SAILRITE Est. 1969
DABOS
Physicians Mutual
Sika-Design Handmade Furniture
ups
Tyndale
ALTAIR
AARON equipment company
College of Lake County
dealers electrical supply
BLACKHAWK INDUSTRIAL
DESIGNERIE
Higher Learning Commission

Bridgeline Powers HP Online

Challenge

- 2 computers per second
- $7,300,000 per hour
- 1,000,000+ products
- 100 campaigns per day

Solution

- Traffic: Traffic builder drives customers to site
- Conversion: Search increases conversion of traffic to buyers
- Order Size: Recommendations increase order size


72 Hour Flash Sale

www.hp.com www.hp.com/shop







BRIDGELINE

Innovations in AI

Hawk AI Impact

Smart Search

Turns your site into an intelligent sales rep conversing with customers who describe their plans vs the individual items they need.

- Concept Search: Natural language conversation in any language
- Image Search: Take picture with phone or drag & drop photo
- Content Assist: Auto-generate pages, improve SEO, identify synonyms



Smart Search is Here
AI-Powered Concept Search and Image Search
Let Smart Search Help Your Customers Discover the Right Results Every Time
Discover More
Let's chat
I need hiking gear
Winter

$2M ARR TAM in Existing Customer

- Price point: 30% of current license fee

Why Smart Search?

- Grow revenue with better search and recommendations
- Resume enhancement
- Get ahead of the inevitable trend and customer expectations

HawkSearch: Leading B2B

73% of B2B buyers are millennials and expect advanced online purchasing platforms and more than half of them are sole B2B Decision-Makers. (HBR)

89% of B2B researchers use the internet to gather information about potential purchases. (DemandSage)

12 distinct online searches on average are conducted before engaging with a brand's site. (Databox)

90% of B2B buyers research between **2** to **7** different websites before making a purchase decision. (UserGuiding)

71% of B2B clients start their product research with search engines. (WebFX)

74% of B2B clients conduct **50%** of their research online before making a purchase offline. (WebFX)


salesforce
BIGCOMMERCE
JSON
CSV
Progress
Optimizely

Growth and Position in MarTech

Gartner Ranks HawkSearch Top B2B Search


Coveo 4.17
HawkSearch 4.08
Bloomreach 4.04
Algolia 4.03
Netcore (Unbxd) 3.97
Constructor 3.89
GroupBy 3.85
Lucidworks 3.83
Zoovu 3.81
Klevu 3.65
Crownpeak 3.62
Nosto 3.31
FactFinder 3.28
Google 3.13
Sitecore 3.03
Algonomy 2.94
Searchspring 2.73
Yext 2.54
1
2
3
4
5
As of 30 April 2024
© Gartner, Inc
Gartner

"HawkSearch has a strong presence in B2B Support, where it has extensive functionality in part number search, units of measurement, product grouping and entitlement management… "

- Gartner

"It has strong B2B capabilities with rich configuration options, and content search results can be seamlessly blended with product results."

- Gartner

"For B2B use cases HawkSearch provides, "A granular set of accelerators … as well as comprehensive unit-of-measurement conversion, SKU search, product grouping with multilayer drill-downs, and child variant management. Entitlement is also highly flexible."

- Gartner

Partners

Optimizely


Powerful enterprise integrations and ecommerce apps
Featured
feedonomics
NOFRAUD
hawksearch

TAM*
- $62M TAM (5,200 at $12K ARR for HawkSearch)
- $400M ARR
- 10,000 customers (52% DXP) => 5,200

Relationship
- Top paid app in app store
- One click install

* www.optimizely.com/company/press/$400M-ARR

BIGCOMMERCE


Do more with apps and integrations
Top free apps
Top paid
Latest apps
Siteimprove integration
PunchOut by TradeCentric
Annex Cloud integration
Baymard Premium integration
Hawksearch integration
Contentsquare integration

TAM**
- $108M TAM (9,000 at $12K ARR for HawkSearch)
- $350M ARR
- 60,000 customers (20% > 250 products, 75% in US)

Relationship
- First page / "Featured" in app store
- B2B AI powered search

** acquireconvert.com/bigcommerce-statistics

Organic Growth

REVENUE = TRAFFIC x CONVERSION x AOV


TRAFFIC
CONVERSION
AOV
TruPresence
woorank
semrush
yext
CELEBROS
algolia
hawksearch
instantsearch+
nosto
unbound
Listen360
dotdigital

Superior CAC with X-Sales

FY24 Growth Events


Opti
Instant Engage
Rapid UI
Gartner
Dev Portal
BigCommerce
InfoTech
AI & Analytics
Speed to Market
Deal Flow
Market Size
Q4 FY23
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24

Market Size: Analyst coverage for product discovery / HawkSearch

Deal Flow: Partnerships increase deal flow

Speed to Market: New features accelerate sales cycle

Inorganic Growth


14,000
Targets

Target Rich Environment

- 14,000 Apps
- $2M - $5M revenue
- Customer Base as Important as Technology

Easy Integration

- Dashboard is Fast Integration
- Dashboard Cross Sells

Deal Structure

- 1-2x Revenue
- 50% Earn-Out
- Accretive with Synergies

Recent Acquisitions

woorank hawksearch seevolution STANTIVE Technologies Group

Financials

Income Statement

Income Statement	Q2 FY24	Q1 FY24	FY23	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23
Revenue							
Subscription	3,010	3,086	12,742	3,072	3,168	3,273	3,229
Services	794	669	3,143	726	742	821	854
Revenue	**3,804**	**3,755**	**15,885**	**3,798**	**3,910**	**4,094**	**4,083**
Cost of Goods Sold							
Subscription	860	827	3,364	815	848	840	861
Services	420	376	1,650	391	419	422	418
Cost of Goods Sold	**1,280**	**1,203**	**5,014**	**1,206**	**1,267**	**1,262**	**1,279**
Gross Profit	**2,524**	**2,552**	**10,871**	**2,592**	**2,643**	**2,832**	**2,804**
Subscription GM	71%	73%	74%	73%	73%	74%	73%
Services GM	47%	44%	48%	46%	44%	49%	51%
Gross Margin	66%	68%	68%	68%	68%	69%	69%
Operating Expenses							
S&M	941	913	4,757	965	1,197	1,386	1,209
G&A	766	781	3,173	806	779	756	832
R&D	1,037	1,093	3,679	1,070	936	926	747
Depr&Amort	299	385	1,528	385	384	381	378
Intangibles Impairment	-	-	7,517	7,517	-	-	-
Restructuring/Acquisition	-	15	132	75	12	45	-
Operating Expenses	3,043	3,187	20,786	10,818	3,308	3,494	3,166
Operating Loss	**(519)**	**(635)**	**(9,915)**	**(8,226)**	**(665)**	**(662)**	**(362)**
Other Income (Expenses)	(83)	13	480	164	(116)	151	281
Net Income	**(602)**	**(622)**	**(9,435)**	**(8,063)**	**(781)**	**(511)**	**(80)**
Adjusted EBITDA	**(83)**	**(117)**	**(309)**	**(115)**	**(165)**	**(144)**	**115**

Revenue

- 80% from Subscription & License
- Legacy customers impact Sub Rev

Operating Expenses

- Investing in S&M and R&D
- FY24 YTD as a % of Revenue:
  - S&M: 25%
  - G&A: 20%
  - R&D: 28%

Adjusted EBITDA

- History of Positive EBITDA (FY 22)
- FY23 / FY 24 reflects investment in S&M and R&D

BRIDGELINE

Balance Sheet

Balance Sheet	Q2 FY24	Q1 FY24	Q4 FY23
Assets			
Current Assets			
Cash and Cash Equivalents	1,302	1,409	2,377
Accounts Receivable and Unbilled Revenue	1,462	1,251	1,004
Prepaids and Other Current Assets	388	463	278
Current Assets	**3,152**	**3,123**	**3,659**
Equipment, Leases, Other Assets	384	467	614
Intangibles	4,278	4,544	4,890
Goodwill	8,468	8,468	8,468
Total Assets	**16,282**	**16,602**	**17,631**
Liabilities and Stockholders' Equity			
Current Liabilities			
Debt - Short Term	273	213	267
Accounts Payable and Accrued Liabilities and Other	2,165	2,505	2,398
Contingent Consideration & Purchase Price Payable	-	-	-
Deferred Revenue	2,161	1,660	2,084
Current Liabilities	**4,599**	**4,378**	**4,749**
Debt - Long Term	339	433	435
Warrant Liability	181	156	174
Other Long Term Liabilities	658	704	813
Total Liabilities	**5,777**	**5,671**	**6,171**
Total Stockholders' Equity	**10,505**	**10,931**	**11,460**
Total Liabilities and Stockholders' Equity	**16,282**	**16,602**	**17,631**

Assets

- $1.3M of cash
- $1.5M of receivables

Liabilities

- $0.6M total debt (Euro based, converted to USD)
  - ~4.6% weighted average APR.
  - Payments staggered though 2028.
- No earnouts or contingent payments remaining.
- Warrants are derivative liabilities.
  - Changes in value in inverse to stock price.

Cap Table

Cap Table	Total Shares
Common Stock	10,417,609
Series C Preferred Stock (as converted)	38,889
Warrants	1,702,888
Stock Options	2,121,562
Total	14,280,948

As of March 31, 2024

Series C Preferred Stock

- No dividends or other special rights
- Converts to ~39k common shares

Warrants

- 885K at $4.00 exercise price (expire Sept 2024)
- 592K at $2.51 exercise price (expire Nov 2026)
- 180K at $2.85 exercise price (expire May 2026)
- 46K at $6.41 exercise price (weighted avg)

Employee Stock Options

- $2.16 exercise price (weighted average)

Comps

Company	Ticker	Enterprise Value		Revenue (TTM)		EV / Rev
Bango	BGO.L	$	136,064	$	46,098	3x
Big Commerce	BIGC	$	723,120	$	317,997	2x
Coveo	CVO.TO	$	436,452	$	122,622	4x
Elastic N.V.	ESTC	$	10,160,000	$	1,212,263	8x
Exela Tech	XELA	$	1,120,000	$	1,049,315	1x
HubSpot	HUBS	$	30,080,000	$	2,286,024	13x
Izea Worldwide	IZEA	$	(10,540)	$	34,429	< 1.0 x
Marin Software	MRIN	$	499	$	17,179	< 1.0 x
Pubmatic	PUBM	$	1,190,000	$	278,308	4x
Semrush	SEMR	$	2,300,000	$	322,617	7x
Sprout Social	SPT	$	1,810,000	$	355,215	5x
Wix	WIX	$	9,570,000	$	1,607,365	6x
Bridgeline Digital	**BLIN**	**$**	**11,850**	**$**	**15,267**	**< 1.0 x**

Source: Yahoo Finance – May 28, 2024 (in thousands).

Financial Profile

- 80% Revenue from Subscription & License
- 72% Subscription Gross Margin
- $1.3M Cash
- $0.6M Debt (through 2028)

Analyst Coverage

- Targets Range from $1.65 to $4.00
  - Taglich Brothers
  - Joseph Gunnar